Kindred Healthcare NYSE:KND Investor Presentation March 2010 EXHIBIT 99.1

FORWARD-LOOKING STATEMENTS
This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,
as amended. All statements regarding the Company’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,”
“project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements.
Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company's filings with the Securities and Exchange Commission.
In addition to the factors set forth above, other factors that may affect the Company’s plans or results include, without limitation, (a) the potential impact of healthcare reform, which would initiate significant reforms to the United States healthcare system, including potential material changes to the delivery of healthcare services and the reimbursement paid for such services by the government or other third party payors. Healthcare reform would impact each of the Company’s businesses in some manner. Due to the substantial regulatory changes that would need to be implemented by the Center for Medicare and Medicaid Services and others, and the numerous processes required to implement these reforms, the Company cannot predict which healthcare initiatives will be implemented at the federal or state level, the timing of any such reforms, or the effect such reforms or any other future legislation or regulation will have on the
Company’s business, financial position, results of operations and liquidity, (b) changes in the reimbursement rates or the methods or timing of payment from third party payors, including the
Medicare and Medicaid programs, changes arising from and related to the Medicare prospective payment system for long-term acute care (“LTAC”) hospitals, including potential changes in the Medicare payment rules, Medicare Part D and changes in Medicare and Medicaid reimbursements for the Company’s nursing centers, and the expiration of the Medicare Part B therapy cap exception process, (c) the effects of additional legislative changes and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry, (d) the impact of the SCHIP Extension Act of 2007 (the “SCHIP Extension Act”), including the ability of the Company’s hospitals to adjust to potential LTAC certification, medical necessity reviews and the three-year moratorium on future hospital development that expires December 29, 2010, (e) the impact of the expiration of several moratoriums under the SCHIP Extension Act which could impact the short stay rules, the budget neutrality adjustment as well as implement the so-called “25 Percent Rule,” which would limit certain patient admissions, (f) failure of the Company’s facilities to meet applicable licensure and certification requirements, (g) the further consolidation and cost containment efforts of managed care organizations and other third party payors, (h) the Company’s ability to meet its rental and debt service obligations, (i) the Company’s ability to operate pursuant to the terms of its debt obligations and its master lease agreements with Ventas, Inc. (NYSE:VTR), (j) the condition of the financial markets, including volatility and weakness in the equity, capital and credit markets, which could limit the availability and terms of debt and equity financing sources to fund the requirements of the Company’s businesses, or which could negatively impact its investment portfolio, (k) national and regional economic, financial, business and political conditions, including their effect on the availability and cost of labor, credit, materials and other services, (l) the
Company’s ability to control costs, particularly labor and employee benefit costs, (m) increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel,
(n) the Company’s ability to attract and retain key executives and other healthcare personnel, (o) the increase in the costs of defending and insuring against alleged professional liability claims and the Company’s ability to predict the estimated costs related to such claims, including the impact of differences in actuarial assumptions and estimates compared to eventual outcomes, (p)
the Company’s ability to successfully reduce (by divestiture of operations or otherwise) its exposure to professional liability claims, (q) the Company’s ability to successfully pursue its development activities, including through acquisitions, and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations, (r) the Company’s ability to successfully dispose of unprofitable facilities, (s) events or circumstances which could result in impairment of an asset or other charges, (t) changes in generally accepted accounting principles or practices, and (u) the Company’s ability to maintain an effective system of internal control over financial reporting. Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
The information being provided today is as of this date only and the Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. Additional information concerning the Company, including our fourth quarter 2009 earnings release is available along with our other SEC filings and a copy of this presentation, on our website www.kindredhealthcare.com, under the heading “Investor Information.”
Reconciliation of non-GAAP Financial Measures
Our website also includes reconciliations of any non-GAAP financial measures we mention in our presentations to their corresponding GAAP measures. These reconciliations may be found at
www.kindredhealthcare.com under the heading “Investor Information.”

621 (3)
sites of service,
305
facilities
in
41
states
54,100 (3)
dedicated
employees,
making Kindred
a top-200 private
employer in
the U.S.
(4)
32,000 (3)
patients and
residents
per day
$4.3 billion (2)
consolidated
revenues
LARGEST DIVERSIFIED POST-ACUTE
PROVIDER IN THE UNITED STATES
(1)
(1) Ranking based on revenues.
(2) Revenues for the fiscal year ended December 31, 2009.
(3) As of December 31, 2009.
(4) Ranking provided by TMP, Inc.

$1.9 billion revenues
(1)
HOSPITAL
Long-term Acute Care Hospitals
$2.2 billion revenues
(1)
HEALTH SERVICES
Nursing and Rehabilitation Centers
$475 million revenues
(1)
REHABILITATION
Peoplefirst
Rehabilitation
Services
(1) Revenues for the fiscal year ended December 31, 2009
(divisional revenues before intercompany eliminations).
(2) Ranking based on revenues.
THREE MARKET LEADING BUSINESSES,
POSITIONED FOR GROWTH IN A
CHANGING POST-ACUTE ENVIRONMENT
• Largest operator in U.S.
(2)
• 83 hospitals with
6,580 licensed beds
• Second largest nursing
center operator in U.S.
(2)
• 222 nursing centers with
27,196 licensed beds
• 6 assisted living residences
with 327 licensed beds
• Second largest contract therapy
company in U.S.
(2)
• 316 external locations served
through 5,000 therapists and
8,400 total employees

5 DIVERSE GEOGRAPHIC PORTFOLIO WITH INCREASED FOCUS ON CLUSTER MARKET DEVELOPMENT 83 HOSPITALS 222 NURSING CENTERS 316 EXTERNAL REHAB CUSTOMERS CLUSTER MARKET DEVELOPMENT FOCUS As of December 31, 2009

6

POST-ACUTE LANDSCAPE
CHANGE DRIVERS
• Long-term growth prospects supported by strong
demographic trends and significant increase in the
incidence of chronic diseases
• Advances in medical technology, clinical practice and
new integrated delivery models
• Payors and consumers looking for lower cost settings
and clinical differentiation
• Government policy and healthcare reform

HEALTHCARE REFORM
• The Senate legislation passed by the House and signed by
President Obama extends the therapy cap exception process
through December 2010 and the MMSEA LTACH provisions for
two additional years until the end of 2012
• System and payment reforms will accelerate under healthcare reform and expanded HHS and Medicare Commission authority
• Projects and pilots will focus on integrated and coordinated care and payment, e.g. Bundling, Accountable Care
Organizations (ACOs), and Continuing Care Hospitals
• Payment reforms will occur over 10 years through market
basket reductions, productivity adjustments and other
performance factors, e.g., avoidable hospital readmissions

OPPORTUNITIES FOR GROWTH WITHIN
CHANGING POST-ACUTE LANDSCAPE
Patient Illness Severity
SKILLED
NURSING
FACILITIES
HOSPICE
HOME
HEALTH
CARE
ADULT
DAY
CARE
OUTPATIENT
REHAB
ASSISTED
LIVING
ACUTE CARE
HOSPITALS
TRANS TRANS
CARE
CAR E
RE
E
ICU ICU
IN-PATIENT
REHAB
LTACs
FREESTANDING/
HIH
HOME

10 Portfolio Strategy Current Business Strategy Long-Term Strategic Initiatives

Portfolio
Strategy
•
Reinvest in our SNFs and selectively
acquire SNFs and ALFs in Cluster
Markets
•
Reinvest/develop new LTACs and
hospital-based subacute units
•
Build our Peoplefirst
Rehab business
(SNF/Hospital/inpatient and
outpatient)

•
Leverage Culture and
Performance Improvement
Process including:
–
Company-wide Service
Excellence Program
–
Employee Satisfaction and
Engagement Programs
•
Continue to energize our Sales
and Marketing efforts
•
Execute on a market specific
Managed Care Strategy
•
Develop and expand
Physician Services and
relationships
Current
Business
Strategy

Long-Term
Strategic
Initiatives
•
Develop Centers of
Clinical Excellence
•
Develop Post-Acute Service
Lines and better manage
patients across the continuum
(i.e., LTAC to subacute or SNF
to Homecare/Hospice/ALF)
•
Cluster Market Development
•
Execute on Hospice/Home
Health strategy
•
Promote our Value
Proposition

• Orthopedic and other Rehab
• Cardio/Pulmonary Rehab
• Complex Wound, Stroke Recovery and other Medically
Complex Care
• Respiratory Therapy, including Vent/Trach Care
• Diabetes, Renal Care and Infectious Disease Management,
including dialysis services
DEVELOPING CENTERS OF CLINCIAL EXCELLENCE
AND EXPANDING CLINICAL PROGRAMS
(BASED ON MARKET NEED CAPABILITIES)

Typical Reimbursement
Per Patient Day
$130-180
92+ days
1.0-1.5
Yes
0
3.25-3.4
every 30 days
Yes
Kindred Long
Term Care
SNFs (Including
Alzheimer's,
Hospice and
Palliative Care)
(84)
$300-600
20-40 days
2.0-3.0
Yes
0-1.0
4.0-5.0
2-3 times
weekly
Yes
Kindred
Transitional
Care Units
(TCU)
(102 Units)
$300-600
20-40 days
2.0-3.0
Yes
0-1.0
4.0-5.0
2-3 times
weekly
Yes
Kindred
Transitional
Care Centers
(TCC)
(32 Centers)
$400-700
15-30 days
2.5-3.5
Yes
1.0-1.5
5.0-6.5
3-4 times
weekly/offered
daily
Yes
Kindred
Hospital Based
Sub-Acute Units
(12 Units)
$1,200-1,800
26 days
0-2
Yes
(Interdisciplinary)
2-3
6-9
Daily
Yes
Kindred
LTACs
(83 Hospitals)
$850-1,250
12 - 18 days
Typical Length-of-Stay
at least 3.0 Rehab Therapy
Yes
Multidisciplinary Team
Approach
0
Respiratory
Therapy Hours
5.0-7.5
Nursing Hours Per
Patient Day
3-4 times
weekly/offered
daily
Active Physician
Supervision
Yes
24-hour Registered
Nursing Care
General
Inpatient
Rehab
Facilities
KINDRED’S DEVELOPING
POST-ACUTE SERVICE LINES
Kindred’s targeted staffing and service approaches

• A framework and strategy to improve operations in sites of service that are geographically proximate
• A business strategy to position assets/service lines and
deploy capital to take advantage of an increasingly
integrated healthcare delivery system in certain local
markets
• A competitive strategy to differentiate Kindred in certain local markets
CLUSTER MARKET DEFINED

• Centralized Business Office Operations
• Coordinated Human Resource and Staffing Functions
• Shared Services (e.g., lab, radiology, etc.)
• Collaborative Sales and Marketing
• Collaborative Managed Care Strategy
• Collaborative Physician Services Strategy
• Coordinated Care, Continuum of Care Management and/or
integrated case management opportunities
ASPECTS OF A CLUSTER
MARKET STRATEGY

SERVICE LINE COVERAGE
IN CLUSTER MARKETS
Reflects anticipated development activity
-
- -
2 3
- - 2
1 2
Cleveland
- 1 1
1 3 Las Vegas
1 6 - 1 2 Louisville
- 2 5
- 2 Indianapolis
12 11 2 - 5 Boston
Long-Term
Care SNFs
(Including
Alzheimer's,
Hospice and
Palliative
Care)
Transitional
Care Units
(TCU)
Transitional
Care
Centers
(TCC)
Subacut
e Units
LTACHs
Decreasing Patient Acuity/Intensity of Service
Houston -
-
-
-
1
1
HomeCare
and
Hospice
5
5
6
10
10
31
Total Sites
of Service

19 SPECIFIC GROWTH INITIATIVES

HEALTH SERVICES DIVISION
GROWTH INITIATIVES
• Organic growth driven by improving quality, enhancing
clinical capabilities and improving customer service
• Improving productivity and accountability of sales and
marketing team
• Improved contracting and relationship management with
managed care organizations
• Execution of our TCC and TCU strategy
– Primary Growth Driver for nursing center business in 2010
– Strategy is to drive growth by focusing on highest potential subset of nursing centers in portfolio
– Represents three to five year program

HEALTH SERVICES
FACILITY COMPARISON
EBITDARM Margin %
Occupancy %
Medicare & Managed
Care Census %
Capital Investment
Transitional
Care Centers
(TCCs) (32)
16% to 18%
92%
44% to 52%
$25 million
Transitional
Care Units
(TCUs) (102)
14% to 16%
90%
31% to 35%
$23 million
Traditional
Nursing
Centers (84)
12% to 14%
90%
23% to 28%
$12 million
Comparison does not include data for four managed facilities.

HOSPITAL DIVISION
GROWTH INITIATIVES
• Organic opportunities
– Deepen relationships with referral sources and physician groups
– Increase admissions through managed care contracting
– Use new technology to increase speed of referrals/admissions – electronic referral software, automate patient assessment documentation, laptops and hand-held devices for sales team
• Service Line Development
– Continue to expand clinical capabilities and programs including ICU and telemetry units. Enhance diagnostic and treatment capabilities including CT scanners and hyperbaric chambers for complex wound care
– Expand existing co-located hospital-based subacute units from 7 to 12
• Continue to selectively develop new hospitals in cluster
markets

HOSPITAL DEVELOPMENT 2008 - 2011
83 HOSPITALS AS OF DEC. 31, 2009
HOSPITALS EXPECTED TO BE
OPENED IN ‘10 AND ‘11
HOSPITALS OPENED ‘08 AND ‘09
REPLACEMENT HOSPITALS
•
The Palm Beaches
70-bed LTAC
Opened: Aug. 2008
Total Capital: $31 Million
•
Melbourne
60-bed LTAC
Opened: Dec. 2009
Total Capital: $31 Million
•
Springfield
50-bed LTAC
Opening date: Q4 2010
Total Capital: $24 Million
•
Torrance
50-bed HIH
Opening date: Q4 2010
Total Capital: $6 Million
•
Seattle First Hill
50-bed LTAC
Opening date: Q3 2011
Total Capital: $23 Million
•
Sacramento
58-bed LTAC
Opening date: Q3 2010
Total Capital: $43 Million
•
Houston
72-bed LTAC
Opening date: Q2 2010

HOSPITAL-BASED SUBACUTE UNIT
DEVELOPMENT 2009 - 2012
83 HOSPITALS AS OF DEC. 31, 2009
HOSPITAL-BASED SUBACUTE UNITS EXPECTED
TO BE OPENED IN ‘10 AND ‘11
EXISTING HOSPITAL-BASED SUBACUTE UNITS
•
Pittsburgh
39-bed unit
•
Springfield -
Parkview
28-bed unit
•
Louisville
47-bed unit
•
Greensboro
23-bed unit
•
Las Vegas - Flamingo
50-bed unit
•
Brea
38-bed co-located
subacute unit
Opened: Mar. 2009
Total Capital: $3 Million
•
Cleveland
Expanding 40-bed
co-located subacute
unit to 70 beds
Opening date: Q2 2012
Total Capital: $4 Million
•
Houston Medical Center
28-bed co-located subacute unit
Opening date: Q3 2011
Total Capital: $2 Million
•
Houston - Bay Area
converting existing hospital
into a subacute facility
•
Dallas
32-bed co-located subacute unit
Opening date: Q3 2011
Total Capital: $2 Million
•
Seattle - First Hill
30-bed co-located subacute unit
Opening date: Q3 2011
Total Capital: $9 Million
•
Seattle - Northgate
30-bed co-located subacute unit
Opening date: Q4 2010
Total Capital: $4 Million

PEOPLEFIRST
REHABILITATION
GROWTH INITIATIVES
• New Contract Growth and Customer Marketing Program
• New Patient Case Management Initiative
• Services Expansion (Cardio-Pulmonary Rehab, Wound
Care, Stroke Recovery)
• RehabMax
– Operational and capital program ($10 million) to refurbish and expand gym space, upgrade equipment and enhance brand image in all rehab departments at our hospital-based subacute units, TCCs and TCUs

26 FINANCIAL REVIEW

Q4 HIGHLIGHTS
CONTINUING OPERATIONS
CONSOLIDATED REVENUES
($ millions)
$1,037
$1,070
$0
$500
$1,000
$1,500
Q4 '08 Q4 '09
DILUTED EPS
Diluted EPS reported at
$0.42, exceeding our
guidance of $0.30 to $0.35
$0.33
$0.42
$0.00
$0.25
$0.50
$0.75
$1.00
Midpoint of Q4 '09
Guidance
Q4 '09
Consolidated revenues
grew 3% compared
to Q4 ‘08

Q4 HIGHLIGHTS
CONTINUING OPERATIONS
HOSPITAL ADMISSIONS
PEOPLEFIRST
OPERATING INCOME
Peoplefirst
Rehabilitation
operating income grew 19%
from last year’s fourth quarter.
$8,959
$10,628
$0
$4,000
$8,000
$12,000
Q4 '08 Q4 '09
2,695
3,199
10,792
11,466
0
5,000
10,000
15,000
Q4 '08 Q4 '09
Non-Government Total Admissions
Hospitals reported strong
admissions growth over the
same period last year.
($ thousands)

29 2009 FULL YEAR HIGHLIGHTS CONTINUING OPERATIONS CONSOLIDATED REVENUES ($ billions) $4.1 $4.3 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 2008 2009 DILUTED EPS $1.54 $1.60 $0.00 $1.00 $2.00 $3.00 2008 2009

2009 FINANCIAL HIGHLIGHTS
($ IN MILLIONS)
OPERATING
CASH FLOWS
LONG-TERM DEBT,
NET OF EXCESS CASH
$172
$234
$0
$50
$100
$150
$200
$250
2008 2009
$225
$148
$0
$50
$100
$150
$200
$250
$300
Dec. '08 Dec. '09

• Consolidated revenues are expected to approximate $4.5
billion
• Operating income is expected to range from $571 million to
$579 million
• Rent expense is expected to approximate $360 million, while depreciation, amortization and net interest expense are
expected to approximate $128 million
• Income from continuing operations is expected to
approximate $48 million to $54 million or $1.20 to $1.35 per diluted share (based upon diluted shares of 39 million)
2010 EARNINGS GUIDANCE
AS ISSUED ON FEBRUARY 22, 2010

CAPITAL INVESTMENTS ($ millions)
CONSOLIDATED CAPITAL INITIATIVES
$16
$28
$26
$29
$33
$60
$75
$76
$64
$65
$16
$48
$47
$53
$93
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
2004 2006 2008 2009 Projected
'10
Organic Growth
& Development
Routine
Commitments
Information
Systems
$92
$151
$149
$146
$191
Capital investments in 2009 and in 2008 were fully funded
through internal resources in both years.

$42
$1
$8
$2
$49
$11
$23
$10
$0
$10
$20
$30
$40
$50
$60
Hospital
Development
Hospital-Based
Subacute Units
and Other
Projects
TCC/TCU
Development
Peoplefirst
Rehab MAX
2009
2010
2009 AND PROJECTED 2010 GROWTH AND
DEVELOPMENT CAPITAL INITIATIVES
CAPITAL INVESTMENTS ($ millions)

• $500 million asset-based revolver
– Expiration - July 2012
– Thirteen member lender group
– Pricing determined by average daily borrowings
– Current level priced at LIBOR + 150 basis points
– $353 million of revolver capacity at December 2009
• Operational flexibility in Master Leases facilitate service line development and organic growth
– 828 nursing center beds delicensed to accommodate TCC and TCU growth strategy
– LTAC beds reconfigured to add service lines (e.g., subacute units)
CAPITAL STRUCTURE, FINANCIAL
CAPACITY AND OPERATIONAL FLEXIBILITY

• Track record for operational success based on commitment
to quality, service excellence and a disciplined approach to the business
• Experience management team, robust technology platform,
processes and systems, and a demonstrated ability to
adapt to change
• Growing businesses through disciplined organic
development and acquisition strategies
• Strong cash flows with financial flexibility to finance
acquisitions and development activities
• Well positioned to succeed in changing post-acute landscape
INVESTMENT CONSIDERATIONS

36 APPENDIX

RECONCILIATION OF
NON-GAAP MEASURES
Year ended December 31,
Operating income (loss):
2005 2006 2007
2008
Hospital division
Health services division
Rehabilitation division
Pharmacy division
Corporate:
Overhead
Insurance subsidiary
Reorganization items
Operating income
Rent
Depreciation and amortization
Interest, net
Income before income taxes
Income taxes
Income from cont. ops.
$420
209
32
57
(135)
(10)
(145)
2
575
(245)
(95)
3
238
95
$143
$383
239
30
49
(157)
(7)
(164)
-
537
(289)
(115)
1
134
53
$81
$365
295
34
18
(168)
(7)
(175)
-
537
(338)
(118)
(1)
80
37
$43
$346
322
38
-
(133)
(7)
(140)
-
566
(339)
(120)
(8)
99
39
$60
$364
305
51
-
(135)
(6)
(141)
-
579
(348)
(126)
(3)
102
39
$63
$ Millions
2009
Fourth
Quarter
2008
$98
82
9
-
(34)
(2)
(36)
-
153
(85)
(30)
(2)
36
14
$22
$93
77
11
-
(33)
(2)
(35)
-
146
(88)
(32)
-
26
9
$17
Fourth
Quarter
2009

2010 EARNINGS GUIDANCE RANGES
(a)
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Low High
Operating income $  571 $  579
Rent 360 360
Depr. & amort. 123 123
Interest, net 5 5
Income from continuing operations
before income taxes 83 91
Provision for income taxes 35 37
Income from continuing operations 48 54
As issued on
February 22, 2010
Earnings Guidance Ranges
Revenues $  4,500
Diluted EPS $1.20 $1.35
Diluted shares
39.0 39.0
As issued on
November 2, 2009
Low High
$  575 $  583
364
364
123 123
5 5
83 91
35 37
48 54
$  4,500
$1.20 $1.35
39.0
39.0
Allocation to participating unvested
restricted stockholders
1 1
Available to common stockholders
$47 $53
1 1
$47 $53
(a) The Company indicated that the earnings guidance includes the estimated impact of the new RUGs IV Medicare payment system changes for nursing centers as well as the new Medicare rules regarding concurrent therapy, both of which are scheduled to become effective on October 1, 2010. The Company also indicated that the earnings guidance does not reflect other significant changes in reimbursement, any material acquisitions or divestitures or any repurchases of common stock.

PROFESSIONAL LIABILITY EXPENSE
($ IN MILLIONS)
$35
$33
$48
$35
$38
$27
$0
$10
$20
$30
$40
$50
$60
$70
$80
2007 2008 2009
Reduction of expense after changes in prior years' estimates
Final net expense

People
Quality &
Service
Growth Efficiency Capital
Organizational
Excellence
Operating Income
Employee Turnover
Average Deficiency
Index
Average Daily Census Nursing Hours PPD ADR Acceptance
Clearing Tags on
First Follow-up
Quality Mix
Customer Service
Satisfaction
ED Turnover Discharge to Hospital M   Admissions
Total Labor
Hours PPD
Bad Debt
DNS Turnover Discharge to Home Revenue PPD
Total Ancillary
Expense PPD
Nursing Turnover Clinical Indicators
Rehab RUG
Distribution
Employee Retention
Clinical Quality
Review Score
Average Wage Rate
Overtime & Contract
Labor
2009 BALANCED SCORECARD
HEALTH SERVICES DIVISION - YEAR RESULTS
Legend: Maximum Achieved
Between Maximum & Target Between Target & Minimum Below Minimum
24/7 RN Coverage
A/R Days
Consistent Staffing
Assignments
Angel Care
Total Controllable
Expense PPD
Employee
Satisfaction
2

People
Quality &
Service
Growth Efficiency Capital
Organizational
Excellence
Operating Income
Employee Turnover
Clinical Quality
Index
Operating Cost PPD
A/R Days
(Non-Medicare)
CEO & CCO Turnover
Customer Service
Index
Average Daily
Census (ADC)
Total Labor Cost PPD
Total Hours PPD
Employee Retention
Wound Care
Improvement
Net Revenue PPD Contract Labor
Adm Conversion Rate
Arbitration Agreement
Acceptance Rate
Adm Growth
Length of Stay
Case Mix Index
Controllable Costs
PPD
2009 BALANCED SCORECARD
HOSPITAL DIVISION - YEAR RESULTS
Legend:
Maximum Achieved
Between Maximum & Target Between Target & Minimum Below Minimum
Admissions
Implementation of Service
Excellence Program
Cash Collections Net Promoter Score
Urinary Tract Infection
Nursing & Resp.
Therapist Turnover
Employee Satisfaction

People
Quality &
Service
Growth Efficiency Capital
Organizational
Excellence
Operating Income
Therapist Turnover Net New Contracts
Days Sales
Outstanding (DSO)
Functional Outcome
Measurement (FOM)
Data Entry
Manager Turnover
New Contract
Incremental
Revenue $
Nursing Centers
Revenue per Minute
Employee
Satisfaction
Outcomes
Measurement
Handheld Utilization
Compliance Audit
Results
Leadership
Development
(including Clinical
Ladder Track)
Orientation
Completed
Legend:
Maximum Achieved
Between Maximum & Target Between Target & Minimum Below Minimum
2009 BALANCED SCORECARD
PEOPLEFIRST
REHABILITATION - YEAR RESULTS
Acute Direct
Labor % of Revenue
Hospitals Revenue
per Patient Day
Customer
Satisfaction
Post-Acute Outcomes
Measurement
RUGS Utilization
Medicare Part B
Utilization
Acute
Productivity
Post-Acute
Productivity
Post-Acute
Cost per minute

Kindred Healthcare NYSE:KND Investor Presentation March 2010